Exhibit 99.1

Blackboxstocks, Inc. Announces $8.5 Million Investment Stake as Evtec Group in Initial Step Toward Planned Merger

Blackbox issues 2.4 million shares of Series B Convertible Preferred Shares for stake in Evtec Group; Regains Compliance with NASDAQ Stockholder Equity Requirement

DALLAS, June 15 2023 – Blackboxstocks, Inc. (NASDAQ: BLBX), (“Blackbox” or the “Company”), a financial technology and social media hybrid platform offering real-time proprietary analytics for stock and options traders of all levels, announced today that it executed a Securities Exchange Agreement with Evtec Group Limited on June 9, 2023. The Securities Exchange Agreement provides for a mutual investment between the two companies as an initial step towards completing the planned merger between Blackbox and Evtec Group Limited, Evtec Aluminium Limited, and Evtec Automotive Limited (collectively “Evtec”), as previously announced on April 17, 2023.

Under the terms of the Securities Exchange Agreement, Blackbox will issue 2.4 million shares of a newly created Series B Convertible Preferred Stock in exchange for 4,086 newly issued preferred shares of Evtec Group Limited. The Series B Preferred Stock is non-voting and will be convertible into common stock on a one-for-one basis only after receiving stockholder approval. The preferred shares issued by Evtec Group are non-voting and convertible into common shares on a one-for-one basis immediately prior to, or at the time of, the merger between the companies.

As a result of the execution of the Securities Exchange Agreement, Blackbox stockholders’ equity will increase by $8.52 million, enabling the company to regain compliance with the $2.5 million minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(1).

Gust Kepler, Chief Executive Officer of Blackbox, commented “This agreement is an important first step in our merger plan with Evtec and demonstrates the strong financial commitment that both companies have to complete it. In parallel, we are continuing to build our core business in the fintech sector. We believe this dual strategy will provide maximum value for our shareholders by allowing them to participate in the continued operations of Blackbox in addition to the explosive EV and luxury automotive parts sector served by Evtec.”

David Roberts, Chairman and CEO of Evtec, added, “We are equally enthusiastic about making this initial investment with Blackbox as we move towards completion of our merger. Evtec has a substantial order book of over $500 million and a number of acquisition opportunities that we believe the combination of Evtec and Blackbox can help us realize.”

Evtec Group is the parent of Evtec Automotive Limited and an affiliate of Evtec Aluminium. Evtec Aluminium was not a party to the Securities Exchange Agreement but will be acquired as part of the merger.

About Evtec

Evtec is a UK based company providing complete assemblies to auto manufacturers, simplifying sourcing, saving time on procurement, and increasing production efficiency. Their pick and pack service supplies aftermarket automotive products, as well as offering kitting and fulfilment for non-automotive businesses. Their business focuses on premium luxury brands and a market transition to electric vehicles and includes Jaguar Land Rover Group as their largest customer. As a result of significant change in the global supply chain for auto manufacturing in Great Britain that places an increased need for local sourcing of parts, Evtec is well positioned to expand both organically and through acquisition. For more information, visit: https://evtec-automotive.com.

About Blackboxstocks, Inc.

Blackboxstocks, Inc. is a financial technology and social media hybrid platform offering real-time proprietary analytics and news for stock and options traders of all levels. Our web-based software employs "predictive technology" enhanced by artificial intelligence to find volatility and unusual market activity that may result in the rapid change in the price of a stock or option. Blackbox continuously scans the NASDAQ, New York Stock Exchange, CBOE, and all other options markets, analyzing over 10,000 stocks and up to 1,500,000 options contracts multiple times per second. We provide our users with a fully interactive social media platform that is integrated into our dashboard, enabling our users to exchange information and ideas quickly and efficiently through a common network. We recently introduced a live audio/screenshare feature that allows our members to broadcast on their own channels to share trade strategies and market insight within the Blackbox community. Blackbox is a SaaS company with a growing base of users that spans 42 countries; current subscription fees are $99.97 per month or $959.00 annually.

For more information, go to: https://.blackboxstocks.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respect from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Blackboxstocks uses and intends to continue to use its Investors website at https://.blackboxstocks.com/company-overview as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investors website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

Contacts

Investors@blackboxstocks.com

PCG Advisory

Stephanie Prince

(646) 863-6341

sprince@pcgadvisory.com